UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2013

FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
	150 S. Fayetteville Street Asheboro, North Carolina	27203
	(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (336) 626-8300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On May 21, 2013, CommunityOne Bank, N.A., the principal bank subsidiary of FNB United Corp., Asheboro, North Carolina, received approval from the Office of the Comptroller of the Currency for the merger of its sister bank, Bank of Granite, Granite Falls, North Carolina, into

CommunityOne Bank, with CommunityOne Bank as the surviving national bank subsidiary. The bank merger is scheduled to be consummated on June 8, 2013. A copy of the press release announcing the approval of the bank merger is attached thereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 21, 2013, announcing the approval of the bank merger of Bank of Granite, Granite Falls, N.C. into CommunityOne Bank, N.A., Asheboro, N.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2013 (Date)	FNB United Corp. (Registrant)
/s/ David L. Nielsen David L. Nielsen Chief Financial Officer